                                                                    Exhibit 3.4






















                                     BYLAWS

                                       OF

                              INTELLON CORPORATION

                                            TABLE OF CONTENTS

Section                             Caption                                                                     Page
-------                             -------                                                                     ----

                           ARTICLE I - Meeting of Shareholders............................................        1

Section 1                  Annual Meeting.................................................................        1
Section 2                  Special Meetings...............................................................        1
Section 3                  Place..........................................................................        1
Section 4                  Notice of Meeting..............................................................        1
Section 5                  Notice Requirements for Shareholder Business and
                                 Director Nominations.....................................................        2
Section 6                  Notice of Adjourned Meetings...................................................        4
Section 7                  Waiver of Notice...............................................................        4
Section 8                  Record Date....................................................................        4
Section 9                  Shareholders' List for Meeting.................................................        5
Section 10                 Voting Entitlement of Shares...................................................        5
Section 11                 Proxies........................................................................        6
Section 12                 Shareholder Quorum and Voting..................................................        6
Section 13                 Voting Trusts..................................................................        6
Section 14                 Shareholders' Agreements.......................................................        7

                           ARTICLE II - Directors.........................................................        7

Section 1                  General Powers.................................................................        7
Section 2                  Qualifications of Directors....................................................        7
Section 3                  Number.........................................................................        7
Section 4                  Classification of Board and Term...............................................        7
Section 5                  Vacancy on Board...............................................................        7
Section 6                  Removal of Directors by Shareholders...........................................        8
Section 7                  Compensation...................................................................        8
Section 8                  Presumption of Assent..........................................................        8
Section 9                  Directors' Meetings............................................................        8
Section 10                 Notice of Meetings.............................................................        8
Section 11                 Waiver of Notice...............................................................        8
Section 12                 Quorum and Voting..............................................................        8
Section 13                 Action by Directors Without a Meeting..........................................        8
Section 14                 Adjournments...................................................................        9
Section 15                 Participation by Conference Telephone..........................................        9

Section                             Caption                                                                    Page
-------                             -------                                                                    ----

                           ARTICLE III - Board Committees.................................................        9

Section 1                  Standing Committees............................................................        9
Section 2                  Audit Committee................................................................        9
Section 3                  Compensation Committee.........................................................        9
Section 4                  Other Committees...............................................................       10
Section 5                  Alternate Member Vacancies.....................................................       10
Section 6                  Prohibited Committee Actions...................................................       10
Section 8                  Tenure........................................................................        11
Section 9                  Meetings......................................................................        11
Section 10                 Quorum........................................................................        11
Section 11                 Action Without a Meeting......................................................        11
Section 12                 Procedures....................................................................        11
Section 13                 Limitation....................................................................        11

                           ARTICLE IV - Officers..........................................................       12

Section 1                  Officers, Election and Terms of Office.........................................       12
Section 2                  Resignation and Removal of Officers............................................       12
Section 3                  Vacancies......................................................................       12
Section 4                  Chief Executive Officer........................................................       12
Section 5                  Chairman of the Board..........................................................       13
Section 6                  Vice Chairman..................................................................       13
Section 7                  Vice President.................................................................       13
Section 8                  Secretary......................................................................       13
Section 9                  Treasurer......................................................................       14
Section 10                 Delegation of Duties...........................................................       14

                           ARTICLE V - Stock Certificates.................................................       14

Section 1                  Issuance.......................................................................       14
Section 2                  Signatures; Form...............................................................       15
Section 3                  Transfer of Stock..............................................................       15
Section 4                  Lost Certificates..............................................................       16

                           ARTICLE VI - Indemnification...................................................       16

Section 1                  Definitions....................................................................       16
Section 2                  Indemnification of Officers, Directors, Employees
                               and Agents.................................................................       17

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
Section                              Caption                                                                    Page
                           ARTICLE VII - General Provisions...............................................       20

Section 1                  Fiscal Year....................................................................       20
Section 2                  Seal...........................................................................       20
Section 3                  Amendment of Bylaws............................................................       20

                           CERTIFICATE ...................................................................       20

                                     BYLAWS
                                       OF
                              INTELLON CORPORATION

                                    ARTICLE I

                             Meeting of Shareholders

         Section 1. Annual Meeting. The annual meeting of the shareholders of the Corporation shall be held following the end of the Corporation's fiscal year at such time as shall be determined by the Board of Directors. The annual meeting shall be held for the election of directors of the Corporation and the transaction of any business which may be brought before the meeting. The annual meeting of the shareholders for any year shall be held no later than thirteen months after the last preceding annual meeting of shareholders. The failure to hold the annual meeting at the time stated shall not affect the validity of any corporate action and shall not work a forfeiture of or dissolution of the Corporation. Annual meetings shall be held at the Corporation's principal office unless stated otherwise in the notice of the annual meeting.

         Section 2. Special Meetings. Special meetings of the shareholders shall be held when directed by the Chairman of the Board, the President, or the Board of Directors, or when requested in writing by the holders of not less than fifty percent (50%) of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting. Shareholders should sign, date, and deliver to the Corporation's Secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held. A meeting requested by shareholders shall be called for a date not less than ten nor more than sixty days after the request is made. The call for the meeting shall be issued by the Secretary, unless the Chairman of the Board, the President, the Board of Directors, or shareholders requesting the calling of the meeting shall designate another person to do so.

         Section 3. Place. Meetings of shareholders may be held either within or without the State of Florida. Unless otherwise directed by the Board of Directors, meetings of the shareholders shall be held at the principal offices of the Corporation in the State of Florida.

         Section 4. Notice of Meeting. Except as provided in Section 5 of this
Article I, whenever shareholders of the Corporation are required or permitted to take any action at an annual or special meeting, a written notice of the meeting shall be given, not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote at such meeting. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Notice of a shareholders' meeting may be communicated or delivered to any shareholder in person, or by teletype, telegraph or other form of electronic communication, or by mail, by or at the direction of the Chairman of the Board, the President, the Secretary, or the officer or persons calling the meeting. If notice is mailed, it shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

         Section 5. Notice Requirements for Shareholder Business and Director Nominations.


                  (a) Annual Meetings of Shareholders. (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered or transacted by the shareholders may be made at an annual meeting of shareholders (A) pursuant to the Corporation's notice of meeting with respect to such meeting, (B) by or at the direction of the Board of Directors or (C) by any shareholder of the Corporation who was a shareholder of record at the time of giving of the notice provided for in this
Section 5, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 5.

                           (2)      For nomination(s) or other business to be
properly brought before an annual meeting by a shareholder pursuant to clause
(C) of paragraph (a)(1) of this Section 5, (1) the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation, (2) such nomination(s) or other business must be a proper matter for shareholder action under the Florida Business Corporation Act, and (3) if the shareholder, or the beneficial owner on whose behalf any such nomination or proposal is made, has provided the Corporation with a Solicitation Notice (as that term is defined in subsection (C)(z) of this Section), such shareholder or beneficial owner must have delivered a proxy statement and form of proxy to holders of not less than the minimum number or percentage of the Corporation's voting shares required under applicable law to carry or approve any such proposal to elect the nominee or nominees proposed to be nominated by such shareholder, and must, in either case, have included in such materials the Solicitation Notice. To be timely, a shareholder's notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 180th day, nor earlier than the close of business on the 210th day, prior to the first anniversary (the "Anniversary") of the date on which the Corporation first mailed its proxy materials to shareholders for the preceding year's annual meeting of shareholders; provided, however, that if the date of the annual meeting is more than 30 days before or more than 30 days after the anniversary of the preceding year's annual meeting of shareholders, notice by the shareholder to be timely must be so delivered not later than the close of business on the 180th day prior to such annual meeting. In no event shall the public announcement of an adjournment or postponement of an annual meeting of shareholders commence a new time period, or otherwise postpone the time periods, for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (A) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules thereunder, and such person's written consent to being named in the proxy statement as a nominee and to serve as a director if elected; (B) as to any other business that the shareholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (x) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner, (y) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner, and (z) whether either such shareholder or such beneficial owner intends to deliver a proxy statement and form of proxy to holders of a sufficient number of the Corporation's voting shares to elect such nominee or nominees or to carry or approve the proposal (an affirmative statement of such intent being referred to herein as a "Solicitation Notice"). The notice requirements set forth in clauses (A), (B) and (C) of the immediately preceding sentence are referred to in this Bylaw as the "Notice Requirements."

                           (3)      Notwithstanding anything in the second
sentence of paragraph (a)(2) of this Section 5 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 70 days prior to the Anniversary, a shareholder's notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

                           (4)      Only persons nominated for election as a
director of the Corporation at an annual meeting of shareholders in accordance with the procedures set forth in this Section 5(a) shall be eligible to serve as directors of the Corporation (if properly elected), and only such business shall be conducted at an annual meeting of shareholders of the Corporation as shall have been brought before the meeting in accordance with the procedures set forth in this Section 5(a). The Chairman of the meeting shall have the power and the duty to determine whether any nomination or any business proposed to be brought before the meeting has been made or brought in accordance with the procedures set forth in this Section 5(a) and, if any proposed nomination or business is not in compliance with this Section 5(a), to declare that such defective proposed nomination or business shall not be presented for shareholder consideration or action at the meeting and shall be disregarded.

                  (b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting provisions, et al, set forth in Section 5(a).

                  (c) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

                  (d) The Chairman of the meeting shall have the power and the duty to determine whether any business proposed to be brought before an annual or special meeting has been made or brought in accordance with this Section 5 and, if any proposed business is not in compliance with this Section 5, to declare that such defective proposed business shall not be presented for shareholder consideration or action at the meeting and shall be disregarded.

                  (e) Notwithstanding the foregoing provisions of this Section 5, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in these Bylaws. Nothing in this Section 5 shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

         Section 6. Notice of Adjourned Meetings. When an annual or special shareholders' meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting must be given to persons who are shareholders as of the new record date who are entitled to notice of the meeting.

         Section 7. Waiver of Notice. A shareholder may waive any notice required by the Articles of Incorporation or Bylaws before or after the date and time stated in the notice. The waiver must be in writing, be signed by the shareholder entitled to the notice, and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Attendance by a shareholder at a meeting waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

         Section 8. Record Date. For the purpose of determining the shareholders entitled to notice of a shareholders' meeting, to demand a special meeting, to vote, or to take any other action, the Board of Directors may fix the record date for any such determination of shareholders.

         The record date for determining shareholders entitled to demand a special meeting is the date the first shareholder delivers his demand to the Corporation. The record date for determining shareholders entitled to take action without a meeting is the date the first signed written consent is delivered to the Corporation under Section 4 of this Article. A record date for purposes of this Section may not be more than seventy days before the meeting or action requiring a determination of shareholders.

         If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

         When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

         Section 9. Shareholders' List for Meetings. After fixing a record date for a meeting, the Corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of a shareholders' meeting, arranged by voting group with the address of, and the number and class and series, if any, of shares held by each. The shareholders' list shall be available for inspection by any shareholder for a period of ten days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the Corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the Corporation's transfer agent or registrar. A shareholder or his agent or attorney is entitled on written demand to inspect the list, during regular business hours and at the shareholder's expense, during the period it is available for inspection.

         The Corporation shall make the shareholders' list available at the meeting, and any shareholder or his agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

         Section 10. Voting Entitlement of Shares. Except as provided otherwise in the Articles of Incorporation or herein, each outstanding share, regardless of class, is entitled to one vote on each matter submitted to vote at a meeting of the shareholders. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of the corporate shareholder may prescribe or, in the absence of any applicable provision, by such person as the board of directors of the corporate shareholder may designate. In the absence of any such designation or in case of conflicting designation by the corporate shareholder, the Chairman of the Board, the President, any Vice President, the Secretary, and the Treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote such shares.

         Shares entitled to vote which are held by an administrator, executor, guardian, personal representative, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name or the name of his nominee.

         Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by him without the transfer thereof into his name.

         Nothing herein contained shall prevent trustees or other fiduciaries holding shares registered in the name of a nominee from causing such shares to be voted by such nominee as the trustee or other fiduciary may direct. Such nominee may vote shares as directed by a trustee or other fiduciary without the necessity of transferring the shares to the name of the trustee or other fiduciary.

         Section 11. Proxies. A shareholder, other person entitled to vote on behalf of a shareholder pursuant to law, or attorney in fact, may vote the shareholder's shares in person or by proxy.

         A shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney in fact. An executed telegram or cablegram appearing to have been transmitted by such person, or a photographic, photostatic, telecopy or equivalent reproduction of an appointment form is a sufficient appointment form. An appointment of a proxy is effective when received by the Secretary or other officer authorized to tabulate votes and is valid for up to eleven months unless a longer period is expressly provided in the appointment form.

         The death or incapacity of a shareholder appointing a proxy does not affect the right of the Corporation to accept the proxy's authority unless notice of the death or incapacity is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.

         Section 12. Shareholder Quorum and Voting. A majority of the votes entitled to be cast on the matter by the voting group, constitutes a quorum of that voting group at a meeting of shareholders. If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or applicable law requires a greater number of affirmative votes. After a quorum has been established at a shareholders' meeting, a subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

         Section 13. Voting Trusts. One or more shareholders may create a voting trust, conferring on a trustee the right to vote or otherwise act for them, by signing an agreement setting out the provisions of the trust (which may include anything consistent with its purpose) and transferring their shares to the trustee. When a voting trust agreement is signed, the trustee shall prepare a list of the names and addresses of all owners of beneficial interests in the trust, together with the number and class of shares each transferred to the trust, and deliver copies of the list and agreement to the Corporation's principal office. After filing a copy of the list and agreement in the Corporation's principal office, such copy shall be open to inspection by any shareholder of the Corporation or any beneficiary of the trust under the agreement during business hours.

         A voting trust is valid for not more than ten years after its effective date, provided that all or some of the parties to a voting trust may extend it for additional terms of not more than ten years each by signing an extension agreement and obtaining the voting trustee's written consent to the extension. An extension is valid for the period set forth therein, up to ten years, from the date the first shareholder signs the extension agreement. The voting trustee must deliver copies of the extension agreement and list of beneficial owners to the Corporation's principal office. An extension agreement binds only those parties signing it.

         Section 14. Shareholders' Agreements. Two or more shareholders may provide for the manner in which they will vote their shares by signing an agreement for that purpose. When a shareholders' agreement is signed, the shareholders parties thereto shall deliver copies of the agreement to the Corporation's principal office. After filing a copy of the agreement in the

Corporation's principal office, such copy shall be open to inspection by any shareholder of the Corporation, or any party to the agreement during business hours.

                                   ARTICLE II

                                    Directors

         Section 1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, its Board of Directors.

         Section 2. Qualifications of Directors. Directors must be natural persons who are eighteen years of age or older but need not be residents of this state or shareholders of the Corporation.

         Section 3. Number. The Board of Directors of the Corporation as of the date of adoption of these Bylaws shall consist of six members. The number of directors may be increased or decreased from time to time by action of the Board of Directors, but no decrease shall have the effect of shortening the terms of any incumbent director.

         Section 4. Classification of Board and Term. The Board of Directors of this Corporation shall be divided into three classes as equal in number as may be feasible, with the term of office of one class expiring each year and with the term of office of those of the first class to expire at the annual meeting of shareholders in 2001, of the second class to expire at the annual meeting of shareholders in 2002, and of the third class to expire at the annual meeting of shareholders in 2003. At each annual meeting of shareholders, successors to the directors whose terms shall then expire shall be elected to hold office for terms expiring at the third succeeding annual meeting. Whenever a vacancy occurs on the Board of Directors, it shall be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and each additional Director shall hold office until the end of the term he or she is elected to fill and until his or her successor shall have been elected and qualified in the class to which such director is assigned. Directors shall continue in office until the end of their respective term and until his or her successor is elected and qualifies or until there is a decrease in the number of directors. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be so assigned among the classes by a majority of the directors then in office, though less than a quorum, as to make all classes as equal in number as may be feasible. No decrease in the number of directors shall shorten the term of an incumbent director.

         Section 5. Vacancy on Board. Any vacancy occurring on the Board of Directors, including a vacancy from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

         Section 6. Removal of Directors by Shareholders. The shareholders may remove one or more directors with or without cause. A director may be so removed by the shareholders at a meeting of shareholders, provided the notice of the meeting states that the purpose, or one of the purposes, of the meeting is removal of the director with or without cause.

         Section 7. Compensation. The Board of Directors shall have authority to fix the compensation of directors.

         Section 8. Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless such director votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

         Section 9. Directors' Meetings. The Board of Directors may hold regular or special meetings in or out of the state. Meetings of the Board of Directors may be called at any time by the Chairman of the Board, by the President, or by directors constituting at least one-fourth of the full Board of Directors.

         Section 10. Notice of Meetings. Regular meetings of the Board of Directors may be held without notice of the date, time, place or purpose of the meetings. Special meetings of the Board of Directors must be preceded by at least two days' notice of the date, time and place of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         Section 11. Waiver of Notice. Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

         Section 12. Quorum and Voting. A majority of the number of directors fixed by or in accordance with these Bylaws shall constitute a quorum for the transaction of business. If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors.

         Section 13. Action by Directors Without a Meeting. Any action required or permitted by law to be taken at a Board of Directors' meeting or committee meeting may be taken without a meeting if action is taken by all members of the Board or the committee. The action must be evidenced by one or more written consents describing the action taken and signed by each director or committee member. Action taken shall be effective when the last director signs the consent, unless the consent specifies a different effective date. The consent signed shall have the effect of a meeting vote and may be described as such in any document.

         Section 14. Adjournments. A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of

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
any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

         Section 15. Participation by Conference Telephone. Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

                                   ARTICLE III

                                Board Committees

         Section 1. Standing Committees. The Board of Directors shall have and maintain as standing committees of the Board an Audit Committee and a Compensation Committee. The Board of Directors shall at the annual meeting following the Corporation's annual meeting of shareholders and may at such other times as the Board may determine elect the members of each such committee, all of whom shall be directors of the Corporation, designate one of the members of each such committee as chairman of the committee, and prescribe the duties of each committee, which duties shall be consistent with these Bylaws. The Chairman of the Board shall have the right to determine the size of each committee of the Board.

         Section 2. Audit Committee. The Audit Committee shall consist of such directors appointed by the Board from time to time, none of whom shall be officers or employees of the Corporation or any direct or indirect subsidiary or affiliate of the Corporation. The Audit Committee shall select and approve the terms and scope of engagement of the independent certified accountants of the Corporation and shall have such other duties as may from time to time be prescribed by the Board of Directors. The independent auditor of the Corporation, if any, shall report directly to the Audit Committee.

         Section 3. Compensation Committee. The Compensation Committee shall consist of such directors appointed by the Board from time to time, none of whom shall be officers or employees of the Corporation or any direct or indirect subsidiary or affiliate of the Corporation. The Compensation Committee shall serve as the Board committee responsible for administering any compensation and benefit plans of the Corporation and shall have such other duties as may from time to time be prescribed by the Board of Directors.

         Section 4. Other Committees. The Board of Directors may by resolution establish such other committees composed of directors as they may determine to be necessary or appropriate for the conduct of the business of the Corporation and may prescribe the composition, duties, and procedures thereof.

         Section 5. Alternate Member Vacancies. The Board of Directors may designate one or more directors as alternate members of any committee, and such alternate members may act in the place and stead of any absent member or members at any meeting of such committee. The Board of Directors may fill any vacancy or vacancies occurring in any committee.

         Section 6. Prohibited Committee Actions. Notwithstanding any other provision of these Bylaws, no committee of the Board of Directors shall have the authority to:

                  (a) Approve or recommend to shareholders actions or proposals required by law, the Articles of Incorporation, or these Bylaws to be approved by the shareholders.

                  (b) Fill vacancies on the Board of Directors or any committee thereof.

                  (c) Adopt, amend, or repeal the Bylaws.

                  (d) Authorize or approve the reacquisition of any shares of capital stock of the Corporation unless pursuant to a general formula or method specified by the Board of Directors.

                  (e) Authorize or approve the issuance or sale or contract for the sale of shares of capital stock, or determine the designation and relative rights, preferences, and limitations of a voting group except that the Board of Directors may authorize a committee (or a senior executive officer of the Corporation) to do so within limits specifically prescribed by the Board of Directors.

                  (f) Declare any dividend or distribution on the capital stock of the Corporation, whether in cash or in kind.

                  (g) Authorize or approve any stock split, reverse stock split, or other recapitalization of any class of capital stock of the Corporation.

                  (h) Authorize or approve any agreement or plan providing for a merger, acquisition, consolidation, or other business combination involving the Corporation.

                  (i) Authorize or approve the sale of all or substantially all of the assets of the Corporation.

                  (j) Authorize or approve any transaction in which any member of such committee has any material beneficial interest.

                  (k) Repeal or revoke any of the foregoing.

         Section 7. Tenure. Each committee member shall hold office until the next annual meeting of the Board of Directors following his appointment and until a successor is designated, provided that any member of a committee may be removed at any time with or without cause by resolution adopted by a majority of the full Board of Directors. Any member of a committee may resign from the committee at any time by giving written notice to the Chairman of the Board or Secretary of the Corporation. Unless otherwise specified therein, such resignation shall take effect upon receipt and acceptance of such resignation shall not be necessary to make it effective.

         Section 8. Meetings. Regular meetings of a committee may be held without notice at such times and places as the committee or the Board of Directors may fix from time to time by resolution. Special meetings of a committee may be called by the Chairman of the Board, by the President, by the Chairman of the Committee, or by a majority of the members of the committee. Special meetings of a committee must be preceded by at least 24 hours notice of the date, time and place of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the committee need be specified in the notice or waiver of notice of such meeting. Notice of a meeting of a committee need not be given to any member who signs a waiver of notice either before or after the meeting. Attendance of a member at a committee meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

         Section 9. Quorum. A majority of the members of a committee shall constitute a quorum for the transaction of business at any meeting thereof, and action by the committee must be authorized by the affirmative vote of a majority of the members at the meeting at which such action is taken.

         Section 10. Action Without a Meeting. Any action required or permitted to be taken by a committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the members of the committee.

         Section 11. Procedures. Each committee may fix its own rules of procedure which shall not be inconsistent with law or the Articles of Incorporation or Bylaws of the Corporation, and shall keep regular minutes of its proceedings and report the same to the Board of Directors at the Board meeting next following the date the proceedings shall have occurred.

         Section 12. Limitation. Neither the designation of any committee of the Board of Directors, the delegation thereto of authority, nor any action by such committee pursuant to such authority shall alone constitute compliance by any member of the Board of Directors not a member of the committee in question with his responsibility to act in good faith, in a manner he or she reasonably believes to be in the best interest of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

                                   ARTICLE IV

                                    Officers

         Section 1. Officers, Election and Terms of Office. The principal officers of the Corporation shall consist of a Chief Executive Officer, a President, a Chairman of the Board, one or more Vice Chairmen of the Board (to the extent one or more individuals are so appointed by the Board), one or more Vice Presidents, a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors at the first meeting of directors immediately following the annual meeting of shareholders of the Corporation, and shall hold his or her respective office from the date of the meeting at which elected until the time of the next succeeding meeting of the Board following the annual meeting of the shareholders. The Board of Directors shall have the power to elect or appoint, for such term as it may see fit, such other officers and assistant officers and agents as it may deem necessary, and to prescribe such duties for them to perform as it may deem advisable. Any two or more offices may be held by the same person. Failure to elect a Chairman of the Board, Vice Chairman of the Board, President, Vice President, Secretary or Treasurer shall not affect the existence of the Corporation.

         Section 2. Resignation and Removal of Officers. An officer may resign at any time by delivering notice to the Corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor does not take office until the effective date.

         The Board of Directors may remove any officer at any time with or without cause. Any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer. Removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an officer or agent shall not of itself create contract rights.

         Section 3. Vacancies. Any vacancy, however occurring, in any office may be filled by the Board of Directors.

         Section 4. President and Chief Executive Officer. The Board of Directors shall designate a Chief Executive Officer who shall also serve as the President of the Corporation. Such person shall serve as the chief executive officer of the Corporation and, subject to the provisions of these Bylaws and any limitations imposed by the Board of Directors, shall have general charge of the business, affairs, and property of the Corporation and general supervision over its other officers, agents, and employees. The President and Chief Executive Officer shall have the power and authority to execute certificates evidencing shares of capital stock of the Corporation, contracts, deeds, notes, mortgages, bonds, and other instruments and documents in the name of the Corporation and on its behalf, subject, however, to any limitations imposed by the Board of Directors. The President and Chief Executive Officer shall report to the Board of Directors.

         Section 5. Chairman of the Board. The Board of Directors shall appoint one of its members to be Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Board of Directors and shareholders and shall generally have and perform such other duties as may from time to time be conferred or assigned by the Board of Directors.

         Section 6. Vice Chairman. The Board of Directors may appoint one or more of its members to be Vice Chairmen of the Board. In the absence of the Chairman, the Vice Chairman (in such order of seniority as may be determined by the Board of Directors, if any) shall preside at any meeting of the shareholders and the Board of Directors, unless the Board of Directors shall designate a Chairman Pro Tem for such purposes. The Vice Chairman shall have the power and authority to execute contracts, deeds, notes, mortgages, bonds, and other instruments and documents in the name of the Corporation and on its behalf, subject, however, to any limitations imposed by the Board of Directors. The Vice Chairman of the Board shall also have and may exercise such further executive powers and duties as from time to time may be conferred upon or assigned by the Board of Directors or, in the absence of such action by the Board, by the President and Chief Executive Officer. The Vice Chairman shall report to the President and Chief Executive Officer. Unless otherwise expressly provided by the Board of Directors, the Vice Chairman shall perform the duties and exercise the powers of the President and Chief Executive Officer during any disability of such officer.

         Section 7. Vice President. One or more Vice Presidents may be designated by that title or such additional title or titles as the Board of Directors may determine. A Vice President shall have the powers and perform such duties as may be delegated to such Vice President by the Board of Directors, or, in the absence of such action by the Board, then by the President and Chief Executive Officer, the Chairman of the Board or the Vice Chairman of the Board. Each Executive Vice President will report to the President and Chief Executive Officer. A Vice President (in such order of seniority as may be determined by the Board of Directors, if any) shall, except as may be expressly limited by action of the Board of Directors, perform the duties and exercise the powers of the President and Chief Executive Officer during the absence or disability of the President and Chief Executive Officer and the Vice Chairman of the Board. Each Vice President shall at all times have the power to sign all certificates of stock, execute all contracts, deeds, notes, mortgages, bonds and other instruments and documents in the name of the Corporation and on its behalf, subject to any limitations imposed by the Board of Directors. A Vice President also shall have such powers and perform such duties as usually pertain to such office or as may be properly required by the Board of Directors.

         Section 8. Secretary. The Secretary shall keep the minutes of all meetings of the shareholders and the Board of Directors in a book or books to be kept for such purposes, and also, when so requested, the minutes of all meetings of committees in a book or books to be kept for such purposes. The Secretary shall attend to giving and serving of all notices, and such Secretary shall have charge of all books and papers of the Corporation, except those hereinafter directed to be in charge of the Treasurer, or except as otherwise expressly directed by the Board of Directors. The Secretary shall keep the stock certificate book or books. The Secretary shall be the custodian of the seal of the Corporation. The Secretary shall sign with the President all certificates of stock as the Secretary of the Corporation and as Secretary affix or cause to be affixed thereto the seal of the Corporation. The Secretary may sign as Secretary of the Corporation, with the President in the name of the Corporation and on its behalf, all contracts, deeds, mortgages, bonds, notes and other papers, instruments and documents, except as otherwise expressly provided by the Board of Directors, and as such, the Secretary shall affix the seal of the Corporation thereto when required thereby. Under the direction of the Board of Directors, the Chairman of the Board, any Vice Chairman of the Board, or the President and Chief Executive Officer, the Secretary shall perform all the duties usually pertaining to the office of Secretary, and such Secretary shall perform such other duties as may be prescribed by the President and Chief Executive Officer or the Board of Directors. If at any time any person or persons shall be designated as an Assistant Secretary of the Corporation, the Secretary may delegate to such Assistant Secretary such duties and powers as the Secretary may deem proper.

         Section 9. Treasurer. The Treasurer shall have the custody of all the funds and securities of the Corporation except as may be otherwise provided by the Board of Directors, and the

Treasurer shall make such disposition of the funds and other assets of the Corporation as such Treasurer may be directed by the Board of Directors. The Treasurer shall keep or cause to be kept a record of all money received and paid out, and all vouchers and receipts given therefor, and all other financial transactions of the Corporation. The Treasurer shall have general charge of all financial books, vouchers and papers belonging to the Corporation or pertaining to its business. The Treasurer shall perform such other duties as are usually incident by law or otherwise to the office of the Treasurer, and as such Treasurer may be directed or required by the Board of Directors or the President and Chief Executive Officer. If at any time any person shall be designated as Comptroller of the Corporation, the Treasurer may delegate to such Comptroller such duties and powers as the Treasurer may deem proper.

         Section 10. Delegation of Duties. In the case of the absence or disability of any officer of the Corporation, or in case of a vacancy in any office or for any other reason that the Board of Directors may deem sufficient, the Board of Directors, except as otherwise provided by law, may delegate the powers or duties of any officer during the period of such officer's absence or disability to any other officer or to any director.

                                    ARTICLE V

                               Stock Certificates

         Section 1. Issuance. Every holder of shares in the Corporation shall be entitled to have a certificate, representing all shares to which such holder is entitled. No certificate shall be issued for any share until such share is fully paid.

         Section 2. Signatures; Form. Certificates representing shares in the Corporation shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the President and the Secretary may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer at the date of its issuance.

         Every certificate representing shares which are restricted as to the sale, disposition or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize such restrictions upon the certificate. Alternatively, each certificate may state conspicuously that the Corporation will furnish to any shareholder upon request and without charge a full statement of such restrictions.

         Section 3. Transfer of Stock. Shares of stock of the Corporation shall be transferred on the books of the Corporation only upon surrender to the Corporation of the certificate or certificates representing the shares to be transferred accompanied by an assignment in writing of such shares properly executed by the shareholder of record or his duly authorized attorney in fact and with all taxes on the transfer having been paid. The Corporation may refuse any requested transfer until furnished evidence satisfactory to it that such transfer is proper. Upon the surrender

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
of a certificate for transfer of stock, such certificate shall be marked on its face "Canceled." The Board of Directors may make such additional rules concerning the issuance, transfer and registration of stock as it deems appropriate.

         If any holder of any stock of the Corporation shall have entered into an agreement with any other holder of any stock of the Corporation or with the Corporation, or both, relating to a sale or sales or transfer of any shares of stock of the Corporation, or wherein or whereby any restriction or condition is imposed or placed upon or in connection with the sale or transfer of any share of stock of the Corporation, and if a duly executed or certified copy thereof shall have been filed with the Secretary of the Corporation, none of the shares of stock covered by such agreement or to which it relates, of any such contracting shareholder, shall be transferred upon the books of the Corporation until there has been filed with the Secretary of the Corporation evidence satisfactory to the Secretary of the Corporation of compliance with such agreement, and any evidence of any kind or quality, of compliance with the terms of such agreement which the Secretary deems satisfactory or sufficient shall be conclusive upon all parties interested; provided, however, that neither the Corporation nor any director, officer, employee or transfer agent thereof shall be liable for transferring or effecting or permitting the transfer of any such shares of stock contrary to or inconsistent with the terms of any such agreement, in the absence of proof of willful disregard thereof or fraud, bad faith or gross negligence on the part of the party to be charged; provided, further, that the certificate of the Secretary, under the seal of the Corporation, bearing the date of its issuance by the Secretary, certifying that such an agreement is or is not on file with the Secretary, shall be conclusive as to such fact so certified for a period of five days from the date of such certificate, with respect to the rights of any innocent purchaser or transferee for value of any such shares without actual notice of the existence of any restrictive agreement.

         Section 4. Lost Certificates. Any shareholder claiming a certificate of stock to be lost or destroyed shall make affidavit or affirmation of the fact and the fact that such shareholder is the owner and holder thereof, and give notice of the loss or destruction of same in such manner as the Board of Directors may require, and shall give the Corporation a bond of indemnity in form, and with one or more sureties satisfactory to the Board of Directors, payable as may be required by the Board of Directors to protect the Corporation and any person injured by the issuance of the new certificate from any liability or expense which it or they may incur by reason of the original certificate remaining outstanding, whereupon the President or a Vice President and the Secretary or an Assistant Secretary may cause to be issued a new certificate in the same tenor as the one alleged to be lost or destroyed, but always subject to approval of the Board of Directors.

                                   ARTICLE VI

                                 Indemnification

         Section 1. Definitions. For purposes of this Article VI, the following terms shall have the meanings hereafter ascribed to them:

                  (a)  "agent" includes a volunteer.

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
                  (b) "Corporation" includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, officer, employee, or agent of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, is in the same position with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                  (c) "expenses" includes counsel fees, including those for appeal.

                  (d) "liability" includes obligations to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to any employee benefit plan), and expenses actually and reasonably incurred with respect to a proceeding.

                  (e) "proceeding" includes any threatened, pending, or completed action, suit, or other type of proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

                  (f) "serving at the request of the Corporation" includes any service as a director, officer, employee, or agent of the Corporation that imposes duties on such persons, including duties relating to an employee benefit plan and its participants or beneficiaries.

                  (g) "not opposed to the best interest of the Corporation" describes the actions of a person who acts in good faith and in a manner he reasonably believes to be in the best interests of the participants and beneficiaries of an employee benefit plan.

                  (h)  "other enterprises" includes employee benefit plans.

         Section 2. Indemnification of Officers, Directors, Employees and
Agents.

                  (a) The Corporation shall have power to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the Corporation), by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (b) The Corporation shall have power to indemnify any person, who was or is a party to any proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the Board of Directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof. Such indemnification shall be authorized if such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

                  (c) To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in the defense of any proceeding referred to in subsection (a) or subsection (b), or in the defense of any claim, issue, or matter therein, he shall be indemnified against expenses actually and reasonably incurred by him in connection therewith.

                  (d) Any indemnification under subsection (a) or subsection
(b), unless pursuant to a determination by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth herein. Such determination shall be made:

                           1.  By the Board of Directors by a majority vote of
a quorum consisting of directors who are not parties to such proceeding;

                           2.  If such a quorum is not obtainable or, even if
obtainable, by majority vote of a committee duly designated by the Board of Directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding;

                           3.  By independent legal counsel:

                                    a.  Selected by the Board of Directors
prescribed in subsection (d)(1) or the committee prescribed in subsection
(d)(2);

                                    b.  If a quorum of the directors cannot be
obtained for subsection (d)(1) and a committee cannot be designated for subsection (d)(2), selected by majority vote of the full Board of Directors (in which directors who are parties may participate); or

                           4.  By the shareholders by a majority vote of a
quorum consisting of shareholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not parties to such proceeding.

                  (e) Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as the determination that indemnification is permissible. However, if the determination of permissibility is made by independent legal counsel, persons designated by independent legal counsel shall evaluate the reasonableness of expenses and may authorize indemnification.

                  (f) Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the Corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he is ultimately found not to be entitled to indemnification by the Corporation pursuant to this section. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the Board of Directors deems appropriate.

                  (g) The indemnification and advancement of expenses provided pursuant to this Article are not exclusive, and the Corporation may make any other or further indemnification or advancement of expenses of any of its directors, officers, employees, or agents, under any bylaw, agreement, vote of shareholders, or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. However, indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee, or agent if a judgment or other final adjudication establishes that his actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

                           1.  A violation of the criminal law, unless the
director, officer, employee, or agent had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

                           2.  A transaction from which the director, officer,
employee, or agent derived an improper personal benefit;

                           3.  In the case of a director, a circumstance under
which the liability provisions of Section 607.0834, Florida Statutes, are applicable; or

                           4.  Willful misconduct or a conscious disregard for
the best interests of the Corporation in a proceeding by or in the right of the Corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

                  (h) Indemnification and advancement of expenses as provided in this Article shall continue as, unless otherwise provided when authorized or ratified, to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person, unless otherwise provided when authorized or ratified.

                  (i) Notwithstanding the failure of the Corporation to provide indemnification, and despite any contrary determination of the Board of Directors or of the shareholders in the specific case, a director, officer, employee or agent of the Corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the Circuit Court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

                           1.       The director, officer, employee or agent is
entitled to mandatory indemnification under Section 2(c) above, in which case the court shall also order the Corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;

                           2.       The director, officer, employee or agent i
entitled to indemnification or advancement of expenses, or both, by virtue of the exercise by the Corporation of its power, pursuant to Section 2(g) above; or

                           3.       The director, officer, employee or agent is
fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the standard of conduct set forth herein.

                  (j) The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against the person and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify the person against such liability under the provisions of this Article or under the provisions of the Florida Business Corporation Act.

                                   ARTICLE VII

                               General Provisions

         Section 1. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January and end on the last day of December in each year.

         Section 2. Seal. The Board of Directors in its discretion may adopt a seal for the Corporation in such form as may be determined from time to time by the Board of Directors.

         Section 3. Amendment of Bylaws. The Board of Directors shall have the power to appeal, alter, amend, and rescind these Bylaws, by the affirmative vote of a majority of the total number of directors. Notwithstanding the foregoing, no amendment to Section 5 of Article I, Section 4 of Article II, or Section 3 of this Article VII of these Bylaws may be made unless adopted by the affirmative vote of at least two-thirds (2/3) of the directors then constituting the Board of Directors.

                                   CERTIFICATE

         I hereby certify that the foregoing are the Bylaws of the Corporation effective ___________, 2000.


                                   ____________________________________________
                                       James E. Vander Mey
                                       Secretary of the Corporation

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